   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 18, 1996


                                                      REGISTRATION NO. 333-14975
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            ------------------------

                        SWISHER INTERNATIONAL GROUP INC.

             (Exact name of registrant as specified in its charter)

                DELAWARE                                    2121                                   13-3857632
    (State or other jurisdiction of             (Primary Standard Industrial                    (I.R.S. Employer
     incorporation or organization)             Classification Code Number)                   Identification No.)

                            ------------------------

                              459 EAST 16TH STREET
                             JACKSONVILLE, FL 32206
                                 (904) 353-4311
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         ------------------------------

                              WILLIAM ZIEGLER, III
                            CHIEF EXECUTIVE OFFICER
                        SWISHER INTERNATIONAL GROUP INC.
                              459 EAST 16TH STREET
                             JACKSONVILLE, FL 32206
                                 (904) 353-4311
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         ------------------------------

                        COPIES OF ALL COMMUNICATIONS TO:

             DONALD E. MCNICOL, ESQ.                            ROHAN S. WEERASINGHE, ESQ.
        SCHNADER, HARRISON, SEGAL & LEWIS                          SHEARMAN & STERLING
                330 MADISON AVENUE                                 599 LEXINGTON AVENUE
             NEW YORK, NEW YORK 10017                            NEW YORK, NEW YORK 10022
                  (212) 973-8000                                      (212) 848-4000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Amendment No. 2 is being filed solely for the purpose of filing certain exhibits to the Registration Statement (Registration No. 333-14975). This Amendment No. 2 does not contain copies of the Prospectus included in the Registration Statement or Part II thereof, which are unchanged from Amendment No. 1, filed on November 14, 1996.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Darien, State of Connecticut, on November 15, 1996.


                                SWISHER INTERNATIONAL GROUP INC.

                                By:            /s/ ROBERT A. BRITTON
                                     -----------------------------------------
                                                 Robert A. Britton
                                              EXECUTIVE VICE PRESIDENT
                                            AND CHIEF FINANCIAL OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Chairman of the Board,
    WILLIAM ZIEGLER, III*         Chief Executive Officer
------------------------------    and Director               November 15, 1996
     William Ziegler, III         (principal executive
                                  officer)

                                Chairman of the Executive
     WILLIAM T. ZIEGLER*          Committee, Chief
------------------------------    Operating Officer and      November 15, 1996
      William T. Ziegler          Director

                                Executive Vice President,
    /s/ ROBERT A. BRITTON         Chief Financial Officer
------------------------------    and Director               November 15, 1996
      Robert A. Britton           (principal financial and
                                  accounting officer)

        TIMOTHY MANN*
------------------------------  President and Director       November 15, 1996
         Timothy Mann

     J. THOMAS RYAN, III*       Executive Vice President-
------------------------------    Sales & Marketing and      November 15, 1996
     J. Thomas Ryan, III          Director

   NICHOLAS J. CEVERA, JR*      Executive Vice
------------------------------    President-Operations and   November 15, 1996
    Nicholas J. Cevera, Jr        Director

     CYNTHIA Z. BRIGHTON*
------------------------------  Vice President-Financial     November 15, 1996
     Cynthia Z. Brighton          Services and Director

      C. KEITH HARTLEY*
------------------------------  Director                     November 15, 1996
       C. Keith Hartley

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------
     ALFRED F. LA BANCA*
------------------------------  Director                     November 15, 1996
      Alfred F. La Banca

      DONALD E. MCNICOL*
------------------------------  Vice Chairman of the Board   November 15, 1996
      Donald E. McNicol           and Director

       JOHN R. TWEEDY*
------------------------------  Director                     November 15, 1996
        John R. Tweedy


*By:    /s/ ROBERT A. BRITTON
      -------------------------
          Robert A. Britton
          ATTORNEY-IN-FACT


                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER                                       DESCRIPTION
---------  ----------------------------------------------------------------------------------

 *1.1.     Form of U.S. Purchase Agreement.

 *1.2.     Form of International Purchase Agreement.

**3.1.     Form of Amended and Restated Certificate of Incorporation of the Registrant.

**3.2.     Form of Amended and Restated Bylaws of the Registrant.

 *4.1.     Specimen certificate.

 *5.1.     Opinion of Schnader, Harrison, Segal & Lewis.

**10.1.    Form of Registration Rights Agreement between the Registrant and Hay Island.

**10.2.    Form of Management Services Agreement between the Registrant and Hay Island.

**10.3.    Employment Agreement dated October 23, 1996 between the Registrant and Timothy
            Mann.

**10.4.    Employment Agreement dated October 23, 1996 between the Registrant and J. Thomas
            Ryan, III.

**10.5.    Employment Agreement dated October 23, 1996 between the Registrant and Nicholas J.
            Cevera, Jr.

**10.6.    Employment Agreement dated October 23, 1996 between the Registrant and Robert A.
            Britton.
  10.7.    Second Amended and Restated Credit Agreement, dated as of October 28, 1996, between the Registrant and the Bank of Boston Connecticut, as administrative agent, and the group of financial institution parties thereto.

**10.8.    Management Incentive Plan.

**10.9.    Form of 1996 Stock Option Plan.

**10.10.   Supplemental Pension Program.

  10.11.   Form of Tax Sharing Agreement.

**16.1.    Letter regarding change in certifying accountant.

**21.1.    List of Subsidiaries.

**23.1.    Consent of Coopers & Lybrand L.L.P., independent accountants.

 *23.2.    Consent of Schnader, Harrison, Segal & Lewis (included in Exhibit 5.1).

**24.1.    Power of Attorney (contained on page II-5).

**27.1.    Financial Data Schedule.


------------------------

     * To be provided by amendment.

    ** Previously filed.